Atlantic Canada Opportunities Agency | Agence de promotion économique du Canada atlantique

Nova Scotia Office
P.O. Box 2284
Station "C"
Halifax, N.S.
B3J 3C8

Bureau de la Nouvelle-Écosse
C.P. 2284
Succ. "C"
Halifax (N.-É.)
B3J 3C8

Project No.: 183782
Amendment #3

JUN 0 8 2006

Navitrak Engineering Incorporated and Navitrak International Corporation
1190 Barrington Street
Suite 400
Halifax, NS
B3J 1V7

Attention: Mr. Robert Gallant

Dear Mr. Gallant:

Re: Amendment Approval under the Business Development Program

This is in reference to our offer of a repayable contribution dated March 4, 2004 as amended and made to Navitrak Engineering Incorporated and Navitrak International Corporation.

The Atlantic Canada Opportunities Agency ('the Agency') hereby agrees to the following amendment:

Clauses 3.01 and 4.02 (b) are hereby replaced with the following:

3.01 The Applicant shall repay the Contribution to the Agency in accordance to the repayment schedule attached to this offer. The first repayment instalment is due and payable on July 1, 2007.

4.02 (b) Applicant shall ensure the Project is completed as described in the Statement of Work on or before March 31, 2007.

All other terms and conditions of our Letter of Offer remain unchanged.

This amendment will become effective upon receipt of your written acceptance, **no later than thirty (30) days** from the date appearing on this letter. **Please sign and date one copy of this amendment letter and return it to the above address.**

Canada

If you have any questions pertaining to our procedures and requirements, please contact Dina Kalogeropoulos, the officer assigned to your project, at (800) 565-1228, (902) 426-9024 or via e-mail at dina.kalogeropoulos@acoa-apeca.gc.ca.

Yours truly,

Debbie Windsor
Director, Programs and Operations
(Nova Scotia)

/jd
Attachment:
- Revised Repayment Schedule

The foregoing amendment is hereby accepted this 26 day of June, 2006.

Navitrak Engineering Incorporated
(Project No: 183782)

Per:

(Signature)

President
(Title)

(Corporate Seal)

Navitrak International Corporation
(Project No: 183782)

Per:

(Signature)

President
(Title)

Client Name: Navitrak Engineering Incorporated and Navitrak International Corporation **QA NUMBER:** 183782

REVISED REPAYMENT SCHEDULE

Applicant: Navitrak Engineering Incorporated and Navitrak International Corporation

Start Date: 2007/07/01

Account Number: 183782

End Date: 2012/06/01

Number of Repayments: 60

Total Repayable: $498,750.00

Payment #	Due Date	Amount Due	Amount Paid to Date	*Amount Outstanding
				$498,750.00
1	2007/07/01		$0.00	$498,750.00
2	2007/08/01	$8,313.00		$490,437.00
3	2007/09/01	$8,313.00		$482,124.00
4	2007/10/01	$8,313.00		$473,811.00
5	2007/11/01	$8,313.00		$465,498.00
6	2007/12/01	$8,313.00		$457,185.00
7	2008/01/01	$8,313.00		$448,872.00
8	2008/02/01	$8,313.00		$440,559.00
9	2008/03/01	$8,313.00		$432,246.00
10	2008/04/01	$8,313.00		$423,933.00
11	2008/05/01	$8,313.00		$415,620.00
12	2008/06/01	$8,313.00		$407,307.00
13	2008/07/01	$8,313.00		$398,994.00
14	2008/08/01	$8,313.00		$390,681.00
15	2008/09/01	$8,313.00		$382,368.00
16	2008/10/01	$8,313.00		$374,055.00
17	2008/11/01	$8,313.00		$365,742.00
18	2008/12/01	$8,313.00		$357,429.00
19	2009/01/01	$8,313.00		$349,116.00
20	2009/02/01	$8,313.00		$340,803.00
21	2009/03/01	$8,313.00		$332,490.00
22	2009/04/01	$8,313.00		$324,177.00
23	2009/05/01	$8,313.00		$315,864.00
24	2009/06/01	$8,313.00		$307,551.00
25	2009/07/01	$8,313.00		$299,238.00
26	2009/08/01	$8,313.00		$290,925.00
27	2009/09/01	$8,313.00		$282,612.00
28	2009/10/01	$8,313.00		$274,299.00
29	2009/11/01	$8,313.00		$265,986.00
30	2009/12/01	$8,313.00		$257,673.00
31	2010/01/01	$8,313.00		$249,360.00
32	2010/02/01	$8,313.00		$241,047.00
33	2010/03/01	$8,313.00		$232,734.00
34	2010/04/01	$8,313.00		$224,421.00
35	2010/05/01	$8,313.00		$216,108.00
36	2010/06/01	$8,313.00		$207,795.00
37	2010/07/01	$8,313.00		$199,482.00
38	2010/08/01	$8,313.00		$191,169.00
39	2010/09/01	$8,313.00		$182,856.00
40	2010/10/01	$8,313.00		$174,543.00
41	2010/11/01	$8,313.00		$166,230.00
42	2010/12/01	$8,313.00		$157,917.00
		$8,313.00		$149,604.00

43	2011/01/01		
44	2011/02/01	$8,313.00	[illegible]
45	2011/03/01	$8,313.00	$124,665.00
46	2011/04/01	$8,313.00	$116,352.00
47	2011/05/01	$8,313.00	$108,039.00
48	2011/06/01	$8,313.00	$99,726.00
49	2011/07/01	$8,313.00	$91,413.00
50	2011/08/01	$8,313.00	$83,100.00
51	2011/09/01	$8,313.00	$74,787.00
52	2011/10/01	$8,313.00	$66,474.00
53	2011/11/01	$8,313.00	$58,161.00
54	2011/12/01	$8,313.00	$49,848.00
55	2012/01/01	$8,313.00	$41,535.00
56	2012/02/01	$8,313.00	$33,222.00
57	2012/03/01	$8,313.00	$24,909.00
58	2012/04/01	$8,313.00	$16,596.00
59	2012/05/01	$8,313.00	$8,283.00
60	2012/06/01	$8,283.00	$0.00